Exhibit 10.30

FIFTH AMENDMENT TO

STANDBY REAL ESTATE PURCHASE, DESIGNATION AND LEASE PROGRAM

THIS FIFTH AMENDMENT TO STANDBY REAL ESTATE PURCHASE, DESIGNATION AND LEASE PROGRAM (this “Amendment”) is made and entered into effective as of the 19th day of January, 2024, by and between, on the one hand, GPM Portfolio Owner LLC, a Delaware limited liability company (“Portfolio Owner”) and Blue Owl Real Estate Fund VI OP LP, a Delaware limited partnership, formerly known as Oak Street Real Estate Capital Fund VI OP, LP, a Delaware limited partnership (“Fund VI,” and collectively with Portfolio Owner, “Purchaser”), and, on the other hand, GPM Investments, LLC, a Delaware limited liability company (“Seller” and together with Portfolio Owner and Fund VI, the “Parties”).

RECITALS

WHEREAS, Portfolio Owner and Seller entered into that certain Standby Real Estate Purchase, Designation and Lease Program with an Effective Date of May 3, 2021, as amended by that certain First Amendment to Standby Real Estate Purchase, Designation and Lease Program by and between Portfolio Owner and Seller with an Effective Date of April 7, 2022, as further amended by that certain Second Amendment to Standby Real Estate Purchase, Designation and Lease Program by and among Portfolio Owner, Seller and Fund VI (who was added as a party to the Agreement under such amendment) with an Effective Date of March 28, 2023, as further amended by that certain Third Amendment to Standby Real Estate Purchase, Designation and Lease Program by and among Purchaser and Seller with an Effective Date of May 2, 2023, and as further amended by that certain Fourth Amendment to Standby Real Estate Purchase, Designation and Lease Program by and among Purchaser and Seller with an Effective Date of July 11, 2023 (as so amended, the “Agreement”), for the purchase of real properties operating as convenience stores and gas stations, cardlock fuel stations and other types/classifications of real property, as more set forth in the Agreement; and

WHEREAS, Purchaser and Seller have agreed to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Recitals. The Recitals set forth above are true and correct and are incorporated herein by reference.
2.
Defined Terms. Except as specified to the contrary in this Amendment, all defined terms in this Amendment have the same meaning set forth in the Agreement.
3.
Lease. The form of Lease attached to the Agreement as Exhibit A is hereby deleted in its entirety and replaced with the form of Lease attached hereto as Exhibit A.
4.
Conflict. If there is a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall control.

5.
Ratification. Except as herein expressly amended, each and every other term of the Agreement shall remain unchanged and in full force and effect without modification, and Purchaser and Seller hereby ratify and affirm the same.
6.
Counterparts. This Amendment may be executed in several counterparts, all of which are identical and all of which counterparts together shall constitute one and the same document. This Amendment may be executed by facsimile or other electronic signature.

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Exhibit 10.30

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date set forth above.

PURCHASER:

GPM PORTFOLIO OWNER LLC,

a Delaware limited liability company

By: /s/ Michael Reiter

Name: Michael Reiter

Title: Authorized Representative

BLUE OWL REAL ESTATE FUND VI OP LP,

a Delaware limited partnership

By: Blue Owl Real Estate Capital GP VI LLC, its general partner

By: /s/ Michael Reiter

Name: Michael Reiter

Title: Authorized Representative

ACKNOWLEDGED AND AGREED:

BLUE OWL REAL ESTATE CAPITAL NET LEASE PROPERTY FUND LP,

a Delaware limited partnership, formerly known as Oak Street Real Estate Capital Fund VI OP, LP, A Delaware limited partnership

By: Blue Owl Real Estate Capital Net Lease Property Fund GP LLC,

its general partner

By: /s/ Michael Reiter

Name: Michael Reiter

Title: Authorized Representative

[Signatures continue on next page.]

Signature Page to Fifth Amendment to Standby Real Estate Purchase, Designation and Lease Program

SELLER:

GPM INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/ Arie Kotler

Name: Arie Kotler

Title: CEO

By: /s/ Eyal Nuchamovitz

Name: Eyal Nuchamovitz

Title: EVP

[End of signatures.]

Signature Page to Fifth Amendment to Standby Real Estate Purchase, Designation and Lease Program